UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 27, 2018 (April 24, 2018)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 255-0068
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 24, 2018, the annual meeting of shareholders of Cumberland Pharmaceuticals Inc. (the "Company") was held in Nashville, Tennessee. The following matters were voted upon and approved by the Company's shareholders:
(1) the election of one (1) Class II Director to the Board of Directors;
(2) the ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018;

The voting results were as follows:

	For	Against	Withheld	Abstentions	Broker Non-Votes	% of Votes in Favor
James R. Jones	12,194,866	—	19,330	—	1,958,197	99.8%
Appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018	14,128,501	43,426	—	466	—	99.7%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Date: April 27, 2018	By: /s/ Michael Bonner

Name: Michael Bonner
Title: Chief Financial Officer